WEATHERFORD ENTERRA, INC.

                           SUBSIDIARIES AND AFFILIATES
                               (December 31, 1995)
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                                                                          JURISDICTION                   % OF COMPANY OWNERSHIP
                                NAME                                    OF INCORPORATION                   (DIRECT OR INDIRECT)
                                ----                                    ----------------                 -----------------------
A-1 Bit & Tool Co., B.V.                                                   Netherlands                   100% by W/Eurasia B.V.
Amco Internacional de Mexico, S.A. de C.V.                                   Mexico                           100% by T-LOR
Barber Industries, Inc. (now known as Weatherford                           Delaware                         100% by Barber
    International, Inc.)
Barber Industries Ltd. (now known as                                         Canada                         100% by WE/Canada
    500564 Alberta Ltd.) ("Barber")
Bit & Tool A-1 S.r.l.                                                         Italy                          100% by WEMESPA
CanaRoss Limited                                                             Russia                        50% by PAT (Cyprus)
CRC-Evans Automatic Welding, Inc. ("CRC-Evans Welding")                       Texas                         100% by CRC-Evans
CRC-Evans Automatic Welding Limited                                         Delaware                          100% by WUSI
CRC-Evans Canada Ltd.                                                        Canada                         100% by WE/Canada
CRC-Evans Holland B.V.                                                     Netherlands                      100% by CRC-Evans
CRC-Evans Limited                                                           Delaware                        100% by CRC-Evans
CRC-Evans Pipeline Equipment, Inc.                                            Texas                         100% by CRC-Evans
CRC-Evans Pipeline International (UK) Limited ("CRC-Evans Ltd.")         United Kingdom                  100% by W/Eurasia Ltd.
CRC-Evans Pipeline International, Inc. ("CRC-Evans")                        Delaware                           100% by WEI
CRC-Evans Rehabilitation Systems, Inc. ("CRC-Rehab.")                       Delaware                        100% by CRC-Evans
CRC-Evans Services Limited                                               United Kingdom                  100% by W/Eurasia Ltd.
CUPS System, Inc.                                                           Delaware                       100% by CRC-Rehab.
EMI-Elettro Magnetica Ispezioni Italia S.r.l.                                 Italy                          100% by WEMESPA
Energy Tools, Inc.                                                          Louisiana                         100% by WUSI
Enterra (Thailand) Ltd.                                                     Thailand                           100% by WEI
Enterra (U.K.) Limited                                                   United Kingdom                       100% by OFRH
Enterra Colombia Limited                                             British Virgin Islands                   100% by EOFS
Enterra Compression Company ("E/Compression")                               Delaware                          100% by EPEG
Enterra Compression Investment Company ("E/Investment")                     Delaware                      100% by E/Compression
Enterra Corporation                                                          Nevada                            100% by WEI
Enterra de Mexico S.A. de C.V.                                               Mexico                           100% by WUSI
Enterra International Limited                                            United Kingdom                       100% by OFRH
Enterra Norway AS                                                            Norway                            100% by WEI
Enterra Oil Field Services, Ltd. ("EOFS")                                    Bermuda                          100% by WUSI
Enterra Oilfield Rentals (Malaysia) Sdn. Bhd.                               Malaysia                       100% by E/Singapore
Enterra Oilfield Rentals Limited                                            Hong Kong                          100% by WEI
Enterra Oilfield Rentals Pte. Ltd. ("E/Singapore")                          Singapore                         100% by OFRH
Enterra Oilfield Rentals Pty. Ltd.                                          Australia                         100% by OFRH
Enterra Patco Oilfield Products Incorporated                                  Texas                            100% by WEI
Enterra Patco Oilfield Products Limited                                      Canada                         10% by WE/Canada
Enterra Petroleum Equipment Group, Inc. ("EPEG")                            Delaware                           100% by WEI
Enterra Petroleum Equipment Group (UK) Ltd.                              United Kingdom                  100% by W/Eurasia Ltd.
Enterra Quality Drilling Tools Pte. Ltd.                                    Singapore                      100% by E/Singapore
Enterra Rental and Fishing Company                                          Delaware                          100% by WUSI
European Material Inspection (EMI) B.V.                                    Netherlands                   100% by W/Eurasia B.V.
Evline Corp.                                                                Oklahoma                           100% by WEI


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Homco Arabian Gulf, Inc.                                                    Delaware                         100% by WUSI
Homco Oilfield Services Limited                                          United Kingdom                  100% by W/Eurasia Ltd.
Inversiones Papershell Venezolana, S.A.                                     Venezuela                         100% by T-LOR
Keltic Oil Tools Limited                                                 United Kingdom                       100% by OFRH
LRJV Incorporated                                                          California                          100% by WEI
Lynx Tool Company Inc.                                                      Colorado                          100% by WUSI
Nana Test, Inc.                                                              Alaska                           100% by TEST
Norvac Systems, Inc.                                                        Delaware                        100% by CRC-Evans
Offshore Pipeline Services Limited                                       United Kingdom                   45% by CRC-Evans Ltd.
Oil Field Rental Holdings Limited ("OFRH")                               United Kingdom                  100% by W/Eurasia Ltd.
Oil Field Rental Manufacturing Services Incorporated                          Texas                           100% by WUSI
PETCO Fishing & Rental Tools (U.K.) Ltd.                                 United Kingdom                  100% by W/Eurasia Ltd.
PIM Pipeline Services, Inc.                                                 Delaware                        100% by CRC-Evans
Pipeline Induction Heat Limited                                          United Kingdom                 91.67% by CRC-Evans Ltd.
Pipetex Limited                                                          United Kingdom                  100% by CRC-Evans Ltd.
Ported Tools, Inc.                                                          Louisiana                         100% by WUSI
Positive Action Tool Western (Cyprus) Limited ("PAT/Cyprus")                 Cyprus                         100% by WE/Canada
Reamco, Inc.                                                                Oklahoma                          100% by EPEG
Siciliano Interior Systems Co.                                            Pennsylvania                         100% by WEI
ServiciosTec LDC                                                         Cayman Islands                       100% by EOFS
Stabil Drill Specialties Incorporated                                         Texas                           100% by  EPEG
Technical Oil Services Limited                                       British Virgin Islands                   100% by EOFS
Test International E.C.                                                      Bahrain                          100% by  TEST
Texas Reamer, Inc.                                                          Oklahoma                          100% by EPEG
Total Engineering Services Team, Inc. ("TEST")                              Louisiana                         100% by EPEG
Triumph-LOR International, Inc. ("T-LOR")                                     Texas                           100% by WUSI
Watson Packer, Inc.                                                           Texas                          50.85% by EPEG
Weatherford Abu Dhabi, Limited ("W/Abu Dhabi")                           Cayman Islands                        100% by WLI
Weatherford/Al-Rushaid Ltd.                                               Saudi Arabia              49% by W/Overseas Products, Ltd.
Weatherford Australia Pty. Limited                                          Australia                          100% by WLI
Weatherford/Bin Hamoodah                                                 Abu Dhabi, UAE                    49% by W/Abu Dhabi
Weatherford East Europe Service GmbH                                         Germany                        100% by W/Holding
Weatherford Enterra Canada Ltd. ("WE/Canada")                                Canada                            100% by WLI
Weatherford Enterra S.A.                                                    Argentina                          100% by WLI
Weatherford Enterra Compression Company, L.P.                                 Texas                       99% by E/Investment &
                                                                                                           1% by E/Compression
Weatherford Enterra U.S., Limited Partnership                               Louisiana                  99% by CRC-Evans Welding &
                                                                                                               1% by WUSI
Weatherford Espana, S.A.                                                      Spain                         100% by W/Holding
Weatherford Eurasia B.V. ("W/Eurasia B.V.")                                Netherlands                         100% by WLI
Weatherford Eurasia Ltd. ("W/Eurasia Ltd.")                              United Kingdom                 99.9% by WLI & .1% by WEI
Weatherford France, S.A.                                                     France                            100% by WII
Weatherford Holding GmbH ("W/Holding")                                       Germany                           100% by WLI
Weatherford, Inc.                                                            Panama                            100% by WLI
Weatherford Inspection Services AS                                           Norway                          100% by W/Norge
Weatherford International, Inc. (formerly Barber Industries, Inc.)          Delaware                         100% by Barber
Weatherford Ireland Limited                                                  Ireland                   50% by W/U.K. & 50% by WLI
Weatherford/Lamb, Inc.                                                      Delaware                           100% by WEI
Weatherford Latin America S.A.                                               Panama                            100% by WLI
Weatherford (Malaysia) Sdn. Bhd.                                            Malaysia                           40% by WLI


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Weatherford Mediterranea S.p.A. ("WEMESPA")                                   Italy                      100% by W/Eurasia B.V.
Weatherford de Mexico, S.A. de C.V.                                          Mexico                     99.9% by WLI & .1% by WII
Weatherford Nigeria Ltd.                                                     Nigeria                           60% by WLI
Weatherford Norge A/S ("W/Norge")                                            Norway                      100% by W/Eurasia B.V.
Weatherford Oil Tool Ges.m.b.H.                                              Austria                     95% by WLI & 5% by WII
Weatherford Oil Tool GmbH                                                    Germany                        100% by W/Holding
Weatherford Oil Tool Middle East Limited                             British Virgin Islands                    100% by WLI
Weatherford Oil Tool Nederland B.V.                                        Netherlands                   100% by W/Eurasia B.V.
Weatherford Oil Tool (Private) Limited                                      Singapore                          100% by WLI
Weatherford Overseas Products, Limited                                   Cayman Islands                        100% by WLI
Weatherford Overseas Services, Limited                                   Cayman Islands                        100% by WLI
Weatherford QAF (B) Sdn. Bhd.                                                Brunei                            50% by WLI
Weatherford (Saudi Arabia), Ltd.                                          Saudi Arabia              49% by W/Overseas Services, Ltd.
Weatherford Services, S.A.                                                   Panama                         100% by W/Holding
Weatherford (U.K.) Limited                                               United Kingdom                  100% by W/Eurasia Ltd.
Weatherford U.S., Inc. ("WUSI")                                             Delaware                           100% by WEI
Weatherford Venezuela, S.A.                                                 Venezuela                          100% by WLI
Whiting Oilfield Rental, Inc.                                                 Texas                           100% by WUSI
WI Products and Equipment, Inc.                                          Cayman Islands                        100% by WLI
World Wide Leasing LDC                                                   Cayman Islands                 99% by EOFS & 1% by WUSI
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